ADAMS
DIVERSIFIED EQUITY
FUND

THIRD QUARTER REPORT
SEPTEMBER 30, 2021
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Letter to Shareholders

Dear Fellow Shareholders,
Broadly positive data continued to support the robust, ongoing economic recovery in the third quarter. However, the market was challenged by persistent supply chain disruptions, signs that surging inflation appears less transitory than many believed, and uncertainty surrounding the fate of major U.S. infrastructure spending bills. The Federal Reserve added to the mix, signaling it could start to taper its $120 billion monthly asset buying program as soon as its November meeting.
The market’s performance showed increasing levels of concern about the impact of those headwinds on the recovery. The “reopening” trade, which drove strong equity returns in the first half of the year as investors
Investments in Communications Services, Real Estate, and Utilities were notable contributors to the Fund’s relative performance.

pivoted from high-multiple technology names toward more cyclical companies, lost momentum during the quarter, especially in September. The S&P 500 declined 4.7% for the month. The market did, however, produce its sixth consecutive quarterly gain, finishing with a 0.6% advance. For the first nine months of 2021, the S&P 500 rose 15.9%, compared to 14.9% for our Fund.
The biggest questions relate to how long these issues will last. We believe inflationary pressures will be transitory, but we share the Federal Reserve’s uncertainty about how quickly they will ease. Likewise, we view the September downturn as more about investors taking some profits than a long-lasting crisis of confidence. Consumers appeared to pull back on spending as the Delta variant of COVID-19 spread during the summer, but they remain flush with record savings levels as the pandemic continues to wind down.
During the third quarter, the Communications Services, Real Estate, and Utilities sectors were notable contributors. The Consumer Discretionary and Consumer Staples sectors were among the largest detractors from the Fund’s relative performance.
Communications Services was one of the quarter’s strongest performing sectors in the S&P 500, rising 1.6%. Our holdings outperformed the benchmark, supported by an overweight position in Alphabet. The company’s Google search engine continues to produce impressive revenue growth that, when combined with a renewed focus on profitability, has been rewarded by investors. During the quarter, we also moved to an overweight position in Netflix. We believe the

Letter to Shareholders (continued)

company’s significant investment in content in recent years will likely result in higher cash flow growth going forward.
Our Real Estate holdings were a source of relative strength during the quarter, outperforming the benchmark’s sector return by 0.6%. An overweight position in CBRE Group was the primary contributor, with shares rising 13.6% during the quarter. CBRE is the world’s largest commercial real estate advisory and leasing company, operating in more than 100 countries. While leasing activity is slowly increasing, CBRE’s advisory business has experienced robust growth.
Our Consumer Discretionary holdings declined 1.8% during the quarter, trailing the benchmark’s return. The portfolio was impacted by cyclical holdings such as V.F. Corporation, an apparel manufacturer, and BorgWarner, an auto parts maker, as the Delta variant of COVID-19 raised concerns about economic growth. An underweight position in Tesla also weighed on relative performance. The company’s electric vehicle and battery products continue to resonate with investors, despite the stock’s extraordinary valuation. We remain comfortable with our position despite the recent strength.
The Consumer Staples sector was also a relative detractor as the return on our sector holdings trailed the benchmark’s by 1.4%. Most of this weakness was caused by Lamb Weston Holdings, one of the world’s largest producers of french fries. While demand began to rebound as economic activity increased, cost pressures have significantly dampened the margin outlook for the foreseeable future.
For the nine months ended September 30, 2021, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 14.9%. This compares to a 15.9% total return for the S&P 500 and a 14.9% total return for the Lipper Large-Cap Core Funds Average over the same time period. The total return on the market price of the Fund’s shares for the period was 15.4%.
For the twelve months ended September 30, 2021, the Fund’s total return on NAV was 28.2%. Comparable figures for the S&P 500 and Lipper Large-Cap Core Funds Average were 30.0% and 28.6%, respectively. The Fund’s total return on market price for the period was 29.4%.
During the first nine months of this year, the Fund paid distributions to shareholders in the amount of $16.7 million, or $.15 per share, consisting of $.02 net investment income and $.02 long-term capital gain, realized in 2020, and $.11 of net investment income realized in 2021, all taxable in 2021. These constitute the first three payments toward our annual 6.0% minimum distribution rate commitment.

Letter to Shareholders (continued)

Looking ahead, we remain positive on the market, despite our belief that supply chain disruptions and inflationary pressures seem likely to linger into 2022. Those issues, along with the unpredictability of COVID-19 threats, remain risk factors, as do the market’s above-average valuations and investor sensitivity to the Fed’s moves and statements. We could well see more short-term volatility in equity markets, especially as investors anxiously watch the U.S. stimulus bills. Still, the economic recovery from the pandemic continues, supported by record-high savings levels and the likely continuance of fiscal and monetary stimulus. The potential for short-term ups and downs only reinforces the importance of stock selection, and we believe our focus on that, along with our disciplined investment approach, will carry us through. As always, we appreciate the trust you place in us.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer & President
October 21, 2021

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Summary Financial Information

(unaudited)
	2021	2020
At September 30:
Net asset value per share	$22.86	$18.89
Market price per share	$19.80	$16.21
Shares outstanding	111,027,198	108,731,167
Total net assets	$2,538,318,809	$2,053,552,203
Average net assets	$2,437,869,174	$1,902,522,225
Unrealized appreciation on investments	$983,971,859	$749,052,183

For the nine months ended September 30:
Net investment income	$13,163,004	$15,787,148
Net realized gain (loss)	$287,959,279	$75,211,904
Cost of shares repurchased	$-	$1,573,374
Shares repurchased	-	135,192
Total return (based on market price)	15.4%	3.8%
Total return (based on net asset value)	14.9%	6.4%

Key ratios:
Expenses to average net assets*	0.59%	0.62%
Net investment income to average net assets*	0.72%	1.11%
Portfolio turnover*	74.1%	65.9%
Net cash & short-term investments to net assets	0.3%	0.3%

*
Annualized

Ten Largest Equity Portfolio Holdings

September 30, 2021
(unaudited)
	Market Value	Percent of Net Assets
Microsoft Corporation	$188,801,824	7.4%
Apple Inc.	147,782,600	5.8
Alphabet Inc. Class A	115,763,416	4.6
Amazon.com, Inc.	104,135,768	4.1
Facebook, Inc. Class A	69,676,767	2.8
UnitedHealth Group Incorporated	58,493,778	2.3
Berkshire Hathaway Inc. Class B	55,843,524	2.2
Bank of America Corp.	48,749,580	1.9
NVIDIA Corporation	48,143,984	1.9
Visa Inc. Class A	39,760,875	1.6
	$877,152,116	34.6%

Schedule of Investments

September 30, 2021
(unaudited)
	Shares	Value (a)
Common Stocks — 99.7%
Communication Services — 11.4%
Alphabet Inc. Class A (b)	43,300	$115,763,416
AT&T Inc.	417,682	11,281,591
Charter Communications, Inc. Class A (b)	27,200	19,789,632
Comcast Corporation Class A	434,300	24,290,399
Communication Services Select Sector SPDR Fund	78,800	6,312,668
Facebook, Inc. Class A (b)	205,300	69,676,767
Netflix, Inc. (b)	39,131	23,883,215
Walt Disney Company (b)	105,800	17,898,186
		288,895,874
Consumer Discretionary — 11.7%
Amazon.com, Inc. (b)	31,700	104,135,768
Consumer Discretionary Select Sector SPDR Fund	31,800	5,706,510
Darden Restaurants, Inc.	94,300	14,283,621
General Motors Company (b)	196,300	10,346,973
Hilton Worldwide Holdings, Inc. (b)	114,400	15,113,384
Home Depot, Inc.	27,300	8,961,498
Lowe’s Companies, Inc.	48,700	9,879,282
NIKE, Inc. Class B	127,900	18,574,917
O’Reilly Automotive, Inc. (b)	27,600	16,865,256
Target Corporation	113,500	25,965,395
Tesla, Inc. (b)	33,300	25,823,484
TJX Companies, Inc.	355,600	23,462,488
Ulta Beauty, Inc. (b)	52,100	18,803,932
		297,922,508
Consumer Staples — 5.8%
Coca-Cola Company	437,200	22,939,884
Costco Wholesale Corporation	54,600	24,534,510
Estee Lauder Companies Inc. Class A	56,500	16,946,045
Lamb Weston Holdings, Inc.	149,100	9,150,267
PepsiCo, Inc.	78,800	11,852,308
Philip Morris International Inc.	309,700	29,356,463
Procter & Gamble Company	115,350	16,125,930
Walmart Inc.	115,500	16,098,390
		147,003,797

Schedule of Investments (continued)

September 30, 2021
(unaudited)
	Shares	Value (a)
Energy — 3.3%
Adams Natural Resources Fund, Inc. (c)(g)	2,186,774	$34,310,484
ConocoPhillips	283,700	19,226,349
EOG Resources, Inc.	195,000	15,652,650
Marathon Petroleum Corporation	125,200	7,738,612
Valero Energy Corporation	91,100	6,428,927
		83,357,022
Financials — 11.6%
Bank of America Corp.	1,148,400	48,749,580
Berkshire Hathaway Inc. Class B (b)	204,600	55,843,524
Capital One Financial Corporation	85,900	13,913,223
Financial Select Sector SPDR Fund	532,600	19,988,478
JPMorgan Chase & Co.	190,500	31,182,945
MetLife, Inc.	422,600	26,087,098
Moody’s Corporation	74,700	26,526,717
Morgan Stanley	362,500	35,274,875
T. Rowe Price Group	66,800	13,139,560
Wells Fargo & Company	534,800	24,820,068
		295,526,068
Health Care — 12.8%
AbbVie, Inc.	208,000	22,436,960
AmerisourceBergen Corporation	178,300	21,297,935
Centene Corporation (b)	259,800	16,188,138
CVS Health Corporation	382,900	32,492,894
Eli Lilly and Company	87,800	20,286,190
Health Care Select Sector SPDR Fund	115,400	14,690,420
IQVIA Holdings Inc. (b)	79,700	19,091,338
Johnson & Johnson	145,400	23,482,100
Pfizer Inc.	185,500	7,978,355
Regeneron Pharmaceuticals, Inc. (b)	30,100	18,215,918
Thermo Fisher Scientific Inc.	68,600	39,193,238
UnitedHealth Group Incorporated	149,700	58,493,778
Universal Health Services, Inc. Class B	132,600	18,347,862
Veeva Systems Inc. Class A (b)	40,700	11,728,519
		323,923,645

Schedule of Investments (continued)

September 30, 2021
(unaudited)
	Shares	Value (a)
Industrials — 8.1%
Allegion plc	101,900	$13,469,142
Carrier Global Corporation	533,400	27,608,784
Caterpillar Inc.	115,100	22,095,747
FedEx Corporation	48,300	10,591,707
General Electric Company	221,412	22,812,078
Honeywell International Inc.	93,600	19,869,408
L3Harris Technologies Inc.	88,500	19,491,240
Parker-Hannifin Corporation	69,300	19,377,666
Quanta Services, Inc.	146,000	16,617,720
Raytheon Technologies Corporation	258,900	22,255,044
Union Pacific Corporation	51,700	10,133,717
		204,322,253
Information Technology — 27.7%
Adobe Inc. (b)	59,900	34,485,628
Analog Devices, Inc.	100,600	16,848,488
Apple Inc.	1,044,400	147,782,600
Arista Networks, Inc. (b)	55,300	19,003,292
CDW Corp.	81,000	14,743,620
Cisco Systems, Inc.	271,900	14,799,517
Intuit Inc.	52,100	28,108,471
Lam Research Corporation	42,600	24,245,790
Mastercard Incorporated Class A	103,800	36,089,184
Micron Technology, Inc.	108,200	7,680,036
Microsoft Corporation	669,700	188,801,824
NVIDIA Corporation	232,400	48,143,984
Oracle Corporation	122,200	10,647,286
Palo Alto Networks, Inc. (b)	39,700	19,016,300
PayPal Holdings, Inc. (b)	125,800	32,734,418
QUALCOMM Incorporated	157,500	20,314,350
Visa Inc. Class A	178,500	39,760,875
		703,205,663
Materials — 2.2%
Air Products and Chemicals, Inc.	52,400	13,420,164
LyondellBasell Industries N.V.	126,600	11,881,410
Sherwin-Williams Company	65,300	18,266,369
Steel Dynamics, Inc.	208,700	12,204,776
		55,772,719

Schedule of Investments (continued)

September 30, 2021
(unaudited)
	Shares	Value (a)
Real Estate — 2.7%
CBRE Group, Inc. Class A (b)	126,000	$12,267,360
Equinix, Inc.	28,900	22,834,757
Prologis, Inc.	153,100	19,203,333
Simon Property Group, Inc.	112,000	14,556,640
		68,862,090
Utilities — 2.4%
CenterPoint Energy, Inc.	647,400	15,926,040
Evergy, Inc.	202,600	12,601,720
Exelon Corporation	290,400	14,037,936
NextEra Energy, Inc.	243,900	19,151,028
		61,716,724

Total Common Stocks
(Cost $1,548,039,932)		2,530,508,363
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers, LLC (b)(d)(g)
(Cost $150,000)		466,000
Short-Term Investments — 0.4%
Money Market Funds — 0.4%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, 0.06% (e)	4,310,895	4,311,757
Northern Institutional Treasury Portfolio, 0.01% (e)	5,268,634	5,268,634
Total Short-Term Investments
(Cost $9,579,791)		9,580,391
Total — 100.1%
(Cost $1,557,769,723)		2,540,554,754
Other Assets Less Liabilities — (0.1)%		(2,235,945)
Net Assets — 100.0%		$2,538,318,809

Schedule of Investments (continued)

September 30, 2021
(unaudited)
Total Return Swap Agreements — 0.0%
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Procter & Gamble Company (190,000 shares)	8/2/2022	$25,506,075	$1,178,057	$—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Consumer Staples Select Sector SPDR Fund (367,000 shares)	8/2/2022	(25,459,377)	8,771	—
Gross unrealized gain (loss) on open total return swap agreements					$1,186,828	$—
Net unrealized gain on open total return swap agreements (f)					$1,186,828

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(f)
Counterparty for all open total return swap agreements is Morgan Stanley. At September 30, 2021, $450,000 in cash collateral was held by the Fund.

(g)
During the nine months ended September 30, 2021, investments in affiliates were as follows:

Affiliate	Shares held	Net realized gain (loss) and capital gain distributions	Dividend income	Change in unrealized appreciation	Value
Adams Funds Advisers, LLC (controlled)	n/a	$—	$—	$—	$466,000
Adams Natural Resources Funds, Inc. (non-controlled)	2,186,774	65,603	590,429	9,446,864	34,310,484
Total		$65,603	$590,429	$9,446,864	$34,776,484
Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Adams Diversified Equity Fund, Inc.

Board of Directors
Enrique R. Arzac (2)(4)	Roger W. Gale (2) (3)	Kathleen T. McGahran(1)(5)
Kenneth J. Dale(1)(2) (3)	Mary Chris Jammet (2) (4)	Mark E. Stoeckle (1)
Frederic A. Escherich (1) (3) (4)	Lauriann C. Kloppenburg(1)(3) (4)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer and President
James P. Haynie, CFA	Executive Vice President
D. Cotton Swindell, CFA	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Janis F. Kerns	Vice President, General Counsel, Secretary and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Xuying Chang, CFA	Vice President—Research
Steven R. Crain, CFA	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Email: investorrelations@adamsfunds.com
Tickers: ADX (NYSE), XADEX (NASDAQ)
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
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Brooklyn, NY 11219
(877) 260-8188
Website: www.astfinancial.com
Email: info@astfinancial.com